Comdisco, Inc.
                  1995 Long-Term Stock Ownership Incentive Plan


                 THE PLAN. Comdisco, Inc., a Delaware corporation (the "Company"), hereby establishes the Comdisco, Inc. 1995 Long-Term Stock Ownership Incentive Plan as set forth herein and as may from time to time be amended (the "Plan"), effective September 27, 1995 subject to the approval by a majority of the Stockholders at the first annual meeting of stockholders held after the effective date.

                 1. PURPOSE. The purposes of the Plan are to encourage selected employees, agents and Directors of the Company and its Subsidiaries who are capable of having an impact on the performance of the Company (as defined below) to acquire a long term proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity (thus enhancing the value of the Company for the benefit of its stockholders), and to enhance the ability of the Company and its Subsidiaries to attract and retain qualified individuals upon whom the sustained progress, growth, and profitability of the Company depend.

                 2. DEFINITIONS. As used in the Plan, terms defined immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the 1934 Act.

               (b) "Award"  means  options,  shares of Restricted  Stock,  Stock
              Appreciation Rights, Performance Units, or Stock Bonuses granted under the Plan.

               (c)  "Award Agreement" has the meaning specified in Section 4(c)
                    (v).

               (d)  "Board" means the Board of Directors of the Company.

               (e) "Cause" includes  termination  based on the commission of any act or acts involving dishonesty, fraud, illegality or moral turpitude.

               (f) "Code" means the Internal  Revenue Code of 1986,  as amended.
              References to a particular section of the Code shall include references to successor provisions.

               (g) "Committee" means the committee of the Board appointed pursuant to Section 4.

               (h) "Company" has the meaning set forth in the introductory paragraph.

               (i) "Disability" means, as relates to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding one year.

               (j) "Dividend  Equivalents"  means cash amounts,  with respect to
              Performance Units held by a Grantee equal to and paid in the same manner at the same time, and in the same amount paid as a dividend and share of Stock to the extent the Committee so provides.

               (k) "Effective  Date" means  September 27, 1995 provided that the
              Plan and any Awards granted prior to the 1996 annual meeting of the Company's stockholders are subject to approval of the Plan by the stockholders at such annual meeting.

               (l) "Fair Market Value" of any security of the Company means,  as of any applicable date, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale.

               (m) "Grant  Date"  means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

               (n) "Grantee" means an individual who has been granted an Award.

               (o)   "Including"  or  "includes"   means   "including,   without
               limitation," or "includes, without limitation."

               (p) "Performance Period" has the meaning specified in Section 6(f)(i)(B).

               (q) "1934 Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

               (r) "Option Price" means the per share purchase price of Stock subject to an option.

               (s) "Performance Percentage" has the meaning specified in Section 6(f)(i)(c).

               (t) "Plan" has the meaning set forth in the introductory paragraph.

               (u) "Restricted Period" shall mean (i) in relation to shares of Stock receivable in payment for Performance Units, the period beginning at the end of the applicable performance period during which restrictions on the transferability of such shares of Stock are in effect; and (ii) in relation to Restricted Stock, the period, beginning with the first day of the month in which Restricted Stock is granted, during which restrictions on the transferability of the Restricted Stock are in effect.

               (v) "Retirement" means a termination of employment with the Company and its Subsidiaries any time after attaining age 60.

               (w) "SEC" means the Securities and Exchange Commission.

               (x) "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

               (y) "Stock" means the common stock of the Company, $0.10 par value.

               (z) "Subsidiary" means (i) with respect to Incentive Stock Options, a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition, and (ii) for all other purposes any entity in which the Company directly or through intervening subsidiaries owns at least a majority interest of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, at least a majority in the capital and profits.

               (aa) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

                 3. SCOPE OF THE PLAN

               (a) Two million five hundred thousand (2,500,000) shares of Stock are hereby made available and reserved for delivery on account of the exercise of Awards and payment of benefits in connection with Awards.

               Such shares may be treasury shares, newly issued shares, or shares purchased on the open market (including private purchases) in accordance with applicable securities laws, or any combination of the foregoing, as may be determined from time to time by the Board or the Committee.

               (b) Subject to adjustment as provided in Section 24, the maximum number of shares of Stock for which Awards may be granted to any Grantee in any one-year period shall not exceed two hundred thousand (200,000).

               (c) To the extent an Award shall expire or terminate for any reason without having been exercised in full (including a cancellation and re-grant of an option pursuant to Section 17), or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of Stock ownership (other than voting rights or dividends that are also forfeited), the shares of Stock (including Restricted Stock) associated with such Award shall become available for other Awards.

               (d) For purposes of this Section 3,

                   (i) if an Award (other than a Dividend Equivalent) is denominated in shares of Stock, the number of shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of shares of Stock available for granting Awards under the Plan; and

                   (ii) all  outstanding  shares of Stock issued under the Plan, even if the Stock is subject to restrictions, shall be counted on the date of grant of any Award against the aggregate number of shares of Stock available for granting Awards under the Plan; and

                   (iii) the  shares of Stock  underlying  outstanding  options,
              Stock Appreciation Rights ("SARs"), and similar Awards shall be counted while the award is outstanding against the aggregate number of shares of Stock available for granting Awards under the Plan;

                   (iv) where SARs are exercised  for cash,  the shares of Stock subject to such SARs shall become available for other Awards;

               (v) in the event of a stock-for-stock  exercise of an option, the gross number of shares of Stock subject to the option exercised, not the net number of shares actually issued upon exercise shall be counted against the aggregate number of shares of Stock available for granting Awards under the Plan.

                 4. ADMINISTRATION.

               (a) Subject to Section 4(b), the Plan shall be administered by a committee ("Committee") which shall consist of not less than two persons who are directors of the Company. Membership on the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions in Stock pursuant to the Plan to be exempt from liability under Section 16(b) of the 1934 Act pursuant to Rule 16b-3 thereunder.

               (b) The Board may, in its discretion, reserve to itself or delegate to another committee of the Board, any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated to such other committee the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board or such other committee.

               (c) The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

                            (i) to grant Awards;

                            (ii) to  determine  (A) when  Awards may be granted,
                  and (B)whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with or alternatively to such other specific Awards;

                            (iii)  to  interpret   the  Plan  and  to  make  all
                  determinations necessary or advisable for the administration of the Plan;

                            (iv) to  prescribe,  amend,  and  rescind  rules and
                  regulations relating to the Plan, including rules with respect to the exercisability and non-forfeitability of Awards upon the termination of employment of a Grantee;

                            (v) to determine  the terms and  provisions  and any
                  restrictions or conditions (including specifying such performance criteria as the Committee deems appropriate, and imposing restrictions with respect to Stock acquired upon exercise of an option, which restrictions may continue beyond the Grantee's termination of employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical and, with the consent of the Grantee where required by contract law, to modify any such Award Agreement at any time;

                            (vi) to impose,  incidental to an Award,  conditions
                  with respect to competitive employment or other activities, to the extent such conditions do not conflict with the Plan;

                            (vii) to grant  Awards  under  which the  Grantee is
                  entitled to receive payments equivalent to dividends or interest ("Dividend Equivalents") with respect to a number of shares of Stock determined by the Committee, and the Committee may provide that such amount (if any) shall be deemed to have been reinvested in additional shares of Stock or otherwise reinvested;

                            (viii) to cancel,  with the consent of the  Grantee,
                  outstanding Awards and to grant new Awards in substitution therefor;

                            (ix) to  authorize  foreign  Subsidiaries  to  adopt
                  plans as provided in Section 16;

                            (x) to  delegate  its  duties  and  responsibilities
                  under the Plan and with respect to such foreign Subsidiary plans, except its duties and responsibilities with respect to
                  Section 16 Grantees, and (A) the acts of such delegates shall be treated hereunder as acts of the Committee, and (B) such delegates shall report to the Committee regarding the delegated duties and responsibilities;

                            (xi) to  accelerate  the  exercisability  of, and to
                  accelerate or waive any or all of the restrictions and conditions applicable to, any Award, or any group of Awards for any reason;

                            (xii) subject to Section 6(a)(ii), to extend the time during which any Award or group of Awards may be exercised;

                            (xiii) to make such  adjustments or modifications to
                  awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan;

                            (xiv) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or
                  retention  of  Awards  as  the   Committee   may,   before  or
                  concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee;

                            (xv)  to  certify   attainment  of  any  performance
                  criteria to which Awards are subject, if any.

                            The  determination  of the  Committee on all matters
                  relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

                 5. ELIGIBILITY. Awards may be granted to any agent, director, employee (including any officer) of the Company or any of its domestic Subsidiaries, or any agent, employee, officer or director of any of the Company's foreign Subsidiaries provided however that Incentive Stock Option awards may not be granted to any person who is not an employee of the Company or a domestic or foreign Subsidiary (as defined in Section 2(Z)(i) of the Plan) on the date of the grant. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

                 6. CONDITIONS TO GRANTS.

               (a) General Conditions:

                            (i) The Grant Date of an Award  shall be the date on
                  which the Committee grants the Award or such later date as specified in advance by the Committee;

                            (ii) The term of each Award (subject to Section 6(c)
                  with respect to Incentive Stock Options) shall be a period of not more than 15 years from the Grant Date, and shall be subject to earlier termination as herein provided;

                            (iii) A  Grantee  may,  if  otherwise  eligible,  be
                  granted additional Awards in any combination.

               (b) Grant of Options and Option Price. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. Subject to Section 6(c) hereof, the Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. Such price shall be subject to adjustment as provided in Section 24. The Award Agreement may provide that the option shall be exercisable for Restricted Stock.

               (c) Grant of Incentive Stock Options. At the time of the grant of any option, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "Incentive Stock Option" under the requirements of Section 422 of the Code. The Option Price of any option designated as an "Incentive Stock Option" shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date. Any option designated as an Incentive Stock Option:

                            (i) shall  only be granted  to  individuals  who are
                  employed by the Company or any of its Subsidiaries on the Grant Date;

                            (ii) shall not be granted to a 10% Owner  unless the
                  Option Price is at least 110% of the Fair Market Value of the Stock subject to such option on the Grant Date and shall be exercisable for a period of not more than five (5) years from the Grant Date;

                            (iii) except as provided in (ii) above, shall be exercisable for a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                            (iv) shall not have an  aggregate  Fair Market Value
                  (determined for each Incentive Stock Option at its Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

                            (v) shall,  if the  aggregate  Fair Market  Value of
                  Stock (determined on the Grant Date) with respect to all Incentive Stock Options previously granted under the Plan and any Other Plans ("Prior Grants") and any Incentive Stock Options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

                                     (A)  the  portion  of  the  Current   Grant
                           exercisable for the first time by the Grantee during any calendar year which would, when added to any portions of any Prior Grants, be exercisable for the first time by the Grantee during such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Dates for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                                     (B)  viewed  as of the date of the  Current
                           Grant, if any portion of a Current Grant could not be exercised under the provisions of the immediately preceding sentence during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

                            (vi) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

                            (vii) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

                            (viii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his/her Incentive Stock Option after the Grantee's death.

                   Notwithstanding  the  foregoing  and  Section  4(c)(v),   the
                  Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an Incentive Stock Option), take any action necessary to prevent such option from being treated as an Incentive Stock Option.

                  Grant of Shares of Restricted Stock.

                              The Committee may, in its discretion, grant shares
                  of Restricted Stock to any individual eligible under Section 5 to receive Awards.

                              The Committee shall, in its discretion,  determine
                  the amount, if any, that a Grantee shall pay for shares of Restricted Stock. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. If any such cash consideration is required, payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 10.

                              The Committee may, but need not,  provide that all
                  or any portion of a Grantee's Award of Restricted Stock, or Restricted Stock acquired upon exercise of an option shall be forfeited:

                                       except  as  otherwise  specified  in  the
                           Award Agreement, upon the Grantee's termination of employment for any reason specified in the Award Agreement within a specified time period after the Grant Date, or if the  Company or the  Grantee  does not
                           achieve specified performance objectives (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment, or

                                       upon   failure  to  satisfy   such  other
                           restrictions as the Committee may specify in the Award Agreement; provided that, subject to Sections 4(c)(xi) and 14, in no case shall such Award become nonforfeitable before the first anniversary of the Grant Date.

                              If a share of Restricted Stock is forfeited,  then
                  (A) if the Grantee was required to pay for such share or acquired such Restricted Stock upon the exercise of an option, the Grantee shall be deemed to have resold such share of Restricted Stock to the Company at the lesser of (1) the amount paid or, if the Restricted Stock was acquired on exercise of an option, the Option Price paid by the Grantee for such share of Restricted Stock, or (2) the Fair Market Value of a share of Stock on the date of such forfeiture; (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence as soon as is administratively practical; and (C) such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the later of the date the event causing the forfeiture occurred or the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee.

                              The  Committee  may  provide  that  any  share  of
                  Restricted Stock shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until the expiration of the Restricted Period and/or such shares become nonforfeitable or are forfeited. Any share of Restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of Restricted Stock become nonforfeitable, and any applicable Restricted Period has ended, the Company shall cause certificates for such shares to be issued or reissued without such legend.

                              The Committee  may provide one or more  Restricted
                  Periods applicable to Restricted Stock, at its discretion. Such Restricted Period shall be measured from the first day of the month in which Restricted Stock is granted with respect to such Restricted Period.

                              Each grant of Restricted  Stock shall be evidenced
                  by a written instrument stating the number of shares of Restricted Stock granted, the Restriction Period, the restrictions applicable to such Restricted Stock, the nature and terms of payment of consideration, if any, the consequences of forfeiture that will apply to such Restricted Stock, and any other terms, conditions and rights with respect to such grant.

                              Any other  provision  of the Plan to the  contrary
                  notwithstanding, the Committee may at any time shorten any Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or government or regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

                              The Company may, in its sole  discretion,  offer a
                  Grantee the right, by execution of a written agreement, to defer receipt of all or a portion of the payment, if any, for Restricted Stock. If such an election to defer is made, the shares of Stock receivable in payment for Restricted Stock shall be deferred as Performance Units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Stock that would have been paid to the Grantee ("Stock Units"). Such Stock Units shall represent only a contractual right and shall not give the Grantee any interest, right, or title to any shares of Stock during the deferral period or any rights as a Shareholder. Fractional shares receivable for Restricted Stock shall be deferred as Performance Units payable in cash. Deferred Stock Units may be credited annually with the appreciation factor contained in the deferred compensation agreement, which may include Dividend Equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreement.

                     Grant of Stock Appreciation Rights.

          When granted, Stock Appreciation Rights may, but need not, be identified with shares of Stock subject to a specific option, specific shares of Restricted Stock, or specific Performance Units of the Grantee (including any option, shares of Restricted Stock, or Performance Units granted on or before the Grant Date of the Stock Appreciation Rights) in a number equal to or different from the number of Stock Appreciation Rights so granted. If Stock Appreciation Rights are identified with shares of Stock subject to an option, with shares of Restricted Stock, or with Performance Units, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated Stock Appreciation Rights shall terminate upon (i) the expiration, termination, forfeiture, or cancellation of such option, shares of Restricted Stock, or Performance Units, (ii) the exercise of such option or Performance Units, or
(iii) the date such shares of Restricted Stock become nonforfeitable. Stock Appreciation Rights granted in connection with Incentive Stock Options must expire no later than the last date on which the underlying Incentive Stock Option can be exercised; may be granted for no more than 100% of the difference between the Option Price of the underlying Incentive Stock Option and the Fair Market Value of the Stock subject to the underlying Incentive Stock Option at the time the Stock Appreciation Right is exercised; are transferable only to the extent and at the same time and on the same conditions as the underlying Incentive Stock Options; may be exercised only when the underlying Incentive Stock Options may be exercised; and may be exercised only when the Fair Market Value of the shares of Stock subject to the Incentive Stock Options exceeds the exercise price of the Incentive Stock Options.

            Grant of Performance Units.

                 Before the grant of any Performance Unit, the Committee shall:

                     determine performance objectives applicable to such grant;

                              designate  a period  of not less than one year nor
                      more than ten years for the measurement of the extent to which performance objectives are attained, which period may begin prior to the Grant Date (the "Performance Period");

                              assign a "Performance Percentage" to each level of
                      attainment of performance objectives goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent (O%) and the percentage applicable to maximum attainment to be determined by the Committee from time to time;

                              determine the Restricted Period, if any; and

                              determine  whether  Dividend   Equivalents  shall,
                      during the Performance Period, be paid on the Performance Units.

                      In establishing performance goals, the Committee may consider any performance factor or factors it deems appropriate, including net income, growth in net income, earnings per share, growth of earnings per share, return on equity or return on capital, employment for a specified period, or any other factor measured internally or relative to other organizations and before or after extraordinary items. Any such factors, however, shall include all accruals for grants made under the Plan and for all other employee benefit plans of the Company. The performance goals may be established for the Company as a whole or for only that part of the Company in which a given Grantee is involved, or a combination thereof. The Committee may, in its discretion, establish intermediate levels at which given proportions of the Performance Units shall be payable. The Committee may, at any time, in its discretion, modify performance goals in order to facilitate their attainment for any reason, including recognition of unusual or nonrecurring events affecting the Company or a Subsidiary or changes in applicable laws, regulations or accounting principles. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, (A) the Committee may adjust, change or eliminate the performance goals, the applicable Performance Period, or Restricted Period, if any, as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period; or (B) make a cash payment to the Grantee in an amount determined in accordance with the method described in Section 14(b)(iii), substituting the effective date of such promotion, demotion or transfer for the termination of employment referred to in Section 14(b)(iii).

                      When granted, Performance Units may, but need not, be identified with shares of Stock subject to a specific option, specific shares of Restricted Stock or specific Stock Appreciation Rights of the Grantee granted under the Plan in a number equal to or different from the number of the Performance Units so granted. If Performance Units are identified with shares of Stock subject to an option, shares of Restricted Stock or Stock Appreciation Rights, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated Performance Units shall terminate upon (A) the expiration, termination, forfeiture or cancellation of such option, shares of Restricted Stock or Stock Appreciation Rights, (B) the exercise of such option or Stock Appreciation Rights or
                      (C) the date such shares of Restricted Stock become nonforfeitable.

                      There shall be no limitation on the number of Performance Periods or Restriction Periods established by the Committee, and more than one Performance Period may encompass the same fiscal year.

                      Any provision of the Plan to the contrary notwithstanding, the Committee may at any time adjust performance objectives (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the way performance objectives are measured, or shorten any Performance Period or Restricted Period, if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisition or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant.

            Grant of Stock Bonuses. The Committee may, in its discretion, grant to any individual eligible under Section 5 to receive Awards, other than executive officers of the Company, shares of Stock or such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Stock (including, without limitation, securities convertible into shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards.

                 7. GRANTEE'S AGREEMENT TO SERVE. Each Grantee who is granted an Award shall, by executing such Grantee's Award Agreement, agree that such Grantee will remain in the employ of the Company or any of its Subsidiaries for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment shall be implied by the terms of the Plan, any grant of an Award hereunder or any Award Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment of any Grantee as existed before the Effective Date.

                8. NON-TRANSFERABILITY. Each Award (other than Restricted Stock) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided, however, that a Grantee may in a manner specified by the Committee and to the extent provided in the Plan (a) designate in writing a beneficiary to exercise his/her Award after the Grantee's death and (b) transfer an option (other than an Incentive Stock Option), Stock Appreciation Right or Performance Unit to a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee, but in no event shall any transfer described in this clause (b) by a Section 16 Grantee be effective unless the staff of the SEC shall have issued an interpretive or "no action" letter to the effect that a provision to such effect is not inconsistent with Rule 16b-3(a)(2) of the SEC under the 1934 Act; and (c) if the Award Agreement expressly permits, transfer an award (other than Restricted Stock or an Incentive Stock Option) for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (x) any member of the Immediate Family of the Grantee to whom such Award was granted, (y) any trust solely for the benefit of members of the Grantee's Immediate Family, or (z) any partnership whose only partners are members of the Grantee's Immediate Family; and further provided that (I) the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer; and (ii) any such transfer shall be subject to and in accordance with the rules and regulations prescribed by the Committee in accordance with Section 4(c)(xiv). For purposes of this Section 8, "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children and grandchildren. Each share of Restricted Stock shall be nontransferable until such share becomes nonforfeitable and the Restricted Period, if any, lapses.

                 9. EXERCISE.

               (a) Exercise of Options. Subject to Sections 4(c)(xi) and 14 and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments.

               Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock or shares of Restricted Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

                     cash;

                     Stock held by the  Grantee  for at least 6 months  prior to exercise of the option, valued at its Fair Market Value on the date of exercise;

                     with the approval of the  Committee,  shares of  Restricted
                 Stock held by the Grantee for at least 6 months prior to exercise of the option, each valued at the Fair Market Value of a share of Stock on the date of exercise; or

                    through   simultaneous  sale  through  a  broker  of  shares
                 acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

               In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 10.

               If Restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock subject to an option, then the Committee may, but need not, specify that (i) all the shares of Stock acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option, or (ii) a number of shares of Stock acquired on exercise of the option equal to the number of shares of Tendered Restricted Stock shall, unless the Committee provides otherwise, be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option.

               (b) Exercise of Stock Appreciation Rights. Subject to Sections 4(c)(xi) and 14 and such terms and conditions as the Committee may impose, each Stock Appreciation Right shall be exercisable not earlier than the first anniversary of the Grant Date of such Stock Appreciation Right, to the extent the option with which it is identified, if any, may be exercised, to the extent the Restricted Stock with which it is identified, if any, is nonforfeitable and the Restricted Period, if any, has lapsed, or to the extent the Performance Unit with which it is identified, if any, may be exercised unless otherwise provided by the Committee. Stock Appreciation Rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of Stock Appreciation Rights. Unless otherwise provided in the applicable Award Agreement, the exercise of Stock Appreciation Rights which are identified with shares of Stock subject to an option, shares of Restricted Stock or Performance Units shall result in the cancellation or forfeiture of such option, shares of Restricted Stock or Performance Units, as the case may be, to the extent of such exercise.

               The benefit for each Stock Appreciation Right exercised shall be equal to:

                            (i) the Fair Market Value of a share of Stock on the
                  date of such exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, reduced by

                            (ii)  an amount equal to:

                              for any Stock  Appreciation  Right identified with
                  shares of Stock subject to an option, the Option Price of such option, unless the Committee in the grant of the Stock Appreciation Right specified a higher amount, or for any other Stock  Appreciation  Right, the Fair
                  Market Value of a share of Stock on the Grant Date of such Stock Appreciation Right, unless the Committee in the grant of the Stock Appreciation Right specified a higher amount; provided that the Committee, in its discretion, may provide that the benefit for any Stock Appreciation Right shall not exceed such percentage of the Fair Market Value of a share of Stock on such Grant Date as the Committee shall specify.

          The benefit upon the exercise of a Stock Appreciation Right shall be payable in cash, except that the Committee, may, in its discretion, provide in the Award Agreement that benefits, with respect to any particular exercise, may be paid wholly or partly in Stock.

               (c) Exercise of Performance Units.

                   (i) Subject to Section 14 and such terms and conditions as the Committee may impose, if, with respect to any Performance Unit, the minimum performance objectives have been achieved during the applicable Performance Period, then such Performance Unit shall be exercisable commencing on the later of (A) the first anniversary of the Grant Date or (B) the first day after the end of the applicable Performance Period.

          Performance Units shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of Performance Units; provided, however, that Performance Units not identified with shares of Stock subject to an option, shares of Restricted Stock or Stock Appreciation Rights shall be deemed exercised on the date on which they first become exercisable. Unless otherwise provided in the applicable Award Agreement, the exercise of Performance Units which are identified with shares of Stock subject to an option, shares of Restricted Stock or Stock Appreciation Rights shall result in the cancellation or forfeiture of such shares of Stock subject to option, shares of Restricted Stock or Stock Appreciation Rights, as the case may be, to the extent of such exercise.

                      (ii) The benefit for each Performance Unit exercised shall be an amount equal to the product of:

                         (A) the Unit Value (as defined below) multiplied by

                         (B) the Performance Percentage attained during the Performance Period for such Performance Unit.

                       (iii) The Unit Value shall be, as specified by the Committee,

                       a dollar amount, or

                         (B) an amount equal to the Fair Market Value of one share of Stock on the exercise date of the Performance Unit, including, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the value that would result if dividends paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock as of each respective dividend payment date, or

                         (C) an amount equal to the Fair Market Value of one share of Stock on the Grant Date (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), or

                         (D) an amount equal to the Fair Market Value of one share of Stock on the exercise date of the Performance Unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the Performance Unit, or

                         (E) a number of shares of Stock.

                            (iv) The benefit upon the exercise of a  Performance
                           Unit  shall  be  payable  upon   termination  of  the
                           applicable Restricted Period as soon as is administratively practicable after the later of (A) the date the Grantee exercises or is deemed to exercise such Performance Unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement.

                                     Such  benefit  shall be  payable in cash or
                           wholly or partly in shares of Stock. If a Restricted Period has been established in relation to a Performance Unit payable, in whole or in part, in shares of Stock ("Stock Performance Unit"), one or more certificates representing the number of shares of Stock equal to the number of shares of Stock payable under the Performance Units shall be registered in the name of the Grantee but shall be held by the Company for the account of the Grantee. Such shares of Stock will be nonforfeitable but restricted as to transferability during the applicable Restricted Period. At the end of the Restricted Period all restrictions applicable to the shares of Stock, and other securities or property received with respect to the shares held by the Company for the account of each recipient of shares of Stock under Performance Units granted in relation to such Restricted Period shall lapse, and one or more certificates for such shares of Stock, free of the restrictions shall be delivered to the Grantee.

                                     In event the Award Agreement  provides that
                           the benefit may be paid wholly in Stock unless the Committee, in its discretion, specifies at the time of exercise that the benefit shall be paid partly or wholly in cash, the number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the date such benefit is to be paid.

                                     (v)  The   Committee   may,   in  its  sole
                           discretion, offer a Grantee the right, by execution of a written agreement, to defer the receipt of all or any portion of the payment, if any, of shares of Stock or cash due under a Performance Unit. If such an election to defer is made, the Stock receivable in payment for shares under a Performance Unit shall be deferred as Stock Units equal in number to and exchangeable, at the end of the deferral period, for the number of shares of Stock that would have been paid to the Grantee but for the deferral. Such Stock Units shall represent only a contractual right and shall not give the Grantee any interest, right or title to any Stock during the deferral period. The cash or fractional shares receivable in payment for Performance Units shall be deferred as cash units. Deferred Stock Units and cash units may be credited annually with the appreciation factor contained in the written agreement, which may include Dividend Equivalents. All other terms and conditions of deferred payments shall be as contained in the written agreement.

               (d) Special Rules for Section 16 Grantees. No Stock Appreciation Right, option or Performance Unit (if the benefit payable with respect to such Performance Unit is to be determined by reference to the Fair Market Value of the Stock on the date the Performance Unit is exercised) shall be exercisable by a Section 16 Grantee during the first six months after its Grant Date, except as exempted from Section 16 of the 1934 Act under Rule 16a-2(d) under the 1934 Act. Any grant hereunder to a Section 16 Grantee shall be subject to approval of the Plan by a majority of the Stockholders of the Company.

                 10. LOANS AND GUARANTEES. The Committee may, in its discretion:

               (a) allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of a share of Restricted Stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

               (b) cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, purchase price, or any related taxes.

               Any such payment, deferral or guarantee by the Company pursuant to this Section 10 shall be on such terms and conditions as the Committee may determine; provided that the interest rate applicable to any such payment deferral shall not be more favorable to the Grantee than the terms applicable to funds borrowed by the Company and, in the case of any payment deferral for the Option Price for an Incentive Stock Option, shall not be less than the "applicable federal rate", as defined in Section 1274 of the Code, in effect at the time of such payment deferral, or any other minimum interest rate established under Federal tax laws to avoid the imputation of interest. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee enters into a binding obligation with the Company to pay the deferred amount. If the Committee has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Section 10, then the Committee may, in its discretion, require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral or guarantee.


                 11. NOTIFICATION UNDER CODE SECTION 83(b). The Committee may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee shall, in connection with the exercise of any option, the grant of any share of Restricted Stock, or the grant of a Performance Unit for Stock, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

                12.  MANDATORY WITHHOLDING OF TAXES.

               (a) Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event occurs which subjects the Grantee to income taxes with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing.

               (b) If any disqualifying disposition described in Section 6(c)(vii) is made with respect to shares of Stock acquired under an Incentive Stock Option granted pursuant to the Plan or any election described in Section 11 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

                            13.  ELECTIVE SHARE WITHHOLDING.

              (a) Subject to Section 13(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to:

                    (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event (in 1995, the minimum amount required by federal tax withholding rules is 20% of the Grantee's taxable income); or

                   (ii) with the Committee's  prior approval,  a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

              (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

                   (i) any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

                   (ii) if the Grantee is a Section 16 Grantee,  such  Grantee's election shall be subject to the approval of the Committee at any time, whether or not the Committee has reserved the right to do so;

                   (iii) the  Grantee's  election  must be made  before the date
              (the "Tax Date") on which the amount of tax to be withheld is determined;

                   (iv)  the Grantee's election shall be irrevocable;

                   (v) a Section  16  Grantee  may not elect  Share  Withholding within six months after the grant of the related Option or Stock Appreciation Rights (except if the Grantee dies or incurs a Disability before the end of the six-month period);

                   (vi) except to the extent such condition may be waived by the
              Senior Vice President/Legal of the Company, a Section 16 Grantee must elect Share Withholding either six months before the Tax Date or during the ten business day period beginning on the third business day after the release of the Company's quarterly or annual summary statement of sales and earnings; and

                   (vii) provided,  however,  that no share withholding shall be effective with respect to an Award which was transferred by the Grantee in accordance with this Plan.

                 14. TERMINATION OF EMPLOYMENT.

               (a) For Cause. If a Grantee has a termination of employment for Cause,

               (i) the Grantee's shares of Restricted Stock that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(d)(iv) regarding repayment of certain amounts to the Grantee; and

               (ii)  any  unexercised  option,   Stock  Appreciation  Right,  or
              Performance Unit shall thereupon terminate.

               (b) On Account of Death or Disability. Except as may otherwise be provided in the Award Agreement if the Grantee has a termination of employment:

               (i)  Restricted Stock.

                  (A)  prior  to  the  shares  of  Restricted   Stock   becoming
             non-forfeitable by reason of:

                    (i) death,  all  Restricted  Stock  granted to such  Grantee shall become non-forfeitable.

                    (ii) the Disability of Grantee,  such termination  shall not constitute a termination of employment for purposes of Restricted Stock and such Grantee shall not forfeit any Restricted Stock held by him\her, provided that during the balance of the period in which the Restricted Stock would otherwise remain forfeitable such Grantee does not engage in or assist any business that the Company, in its sole discretion, determines to be in competition with business engaged in by it. A Grantee who does engage in or assist any business that the Company, in its sole discretion, determines to be in competition with business engaged in by it, shall be deemed to have terminated employment.

                  (B) after the Restricted Stock is nonforfeitable  but prior to the end of Restricted Period, by reason of death or Disability all Restricted Stock granted to such Grantee shall be immediately payable.

                   (ii) Options/SARs. By reason of death or Disability, any unexercised option or Stock Appreciation Right, to the extent exercisable on the date of termination of employment upon death or Disability, may be exercised, in whole or in part, at any time within five months after such termination of employment by the Grantee, the Grantee's guardian, legal representative, or, after the Grantee's death, by (A) his/her personal representative, executor, administrator, or by the person to whom the option or Stock Appreciation Right is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Sections 6(c)(viii) or 8, or (C) the then-acting trustee of the trust described in clause (b) of the first sentence of Section 8 (but only if the condition set forth in such clause (b) has been satisfied); and

                   (iii)   Performance   Units.

                  (A)  By  reason  of  death  or  Disability,   any  unexercised
             Performance  Unit,  to  the  extent  exercisable  on  the  date  of termination of employment on account of the Grantee's death or Disability, may be exercised in whole or in part, at any time within five months after termination of employment by the Grantee, the Grantee's guardian, legal representative, or after the Grantee's death, by (A) his/her personal representative, executor, administrator, or by the person to whom the Performance Unit is transferred by will or the applicable laws of descent and distribution,

                  (B) the Grantee's  beneficiary  designated in accordance  with
             Section 8, or (C) the then-serving trustee of the trust described in clause (b) of the first sentence of Section 8 (but only if the condition set forth in such clause (b) has been satisfied);
             provided that the benefit payable with respect to any Performance Unit with respect to which the Performance Period has not ended as of the date of such termination of employment shall be equal to the product of the Unit Value multiplied successively by each of the following:

                            (1) a fraction, the numerator of which is the number
                     of calendar months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period (the "Time Proration Factor"); and

                            (2) a percentage  equal to the greater of the target
                     percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period (the "Performance Percentage Factor"); and

                      provided  further,  that  in the  case of  Disability  and following Disability, such Grantee does not engage in or assist in any business that the Company, in its sole discretion, determines to be in competition with the business engaged in by it during the remainder of the applicable Performance Period. A Grantee who does engage in or assist any business that the Company, in its sole discretion, determines to be in competition with the business engaged in by it shall be deemed to have terminated employment.

               (c) On Account of Retirement.

               (i) If a Grantee has a  termination  of  employment on account of
              Retirement, any unexercised option or Stock Appreciation Right (other than a Stock Appreciation Right identified with a share of Restricted Stock or a Performance Unit) which is then exercisable, may be exercised, in whole or in part, not later than the 30th day following the Grantee's Retirement, provided that following Retirement, such Grantee does not engage in or assist in any business that the Company, in its sole discretion, determines to be in competition with the business engaged in by it during such period; provided, however, that if such 30th day is not a business day, such option or Stock Appreciation Right may be exercised not later than the first business day following such 30th day; and provided further, that if the Grantee dies within such thirty-day period, then the exercisability of the Grantee's options and Stock Appreciation Rights shall be determined under Section 14(b).

               (ii) The  non-forfeitability  and exercisability of the Grantee's
              Restricted Stock and Performance Units (and any Stock Appreciation Rights identified therewith) shall be determined under Section 14(d).

               (d) Any Other Reason. If a Grantee has a termination of employment for a reason other than for Cause, death of the Grantee, the Grantee's Disability, and, with respect to options and Stock Appreciation Rights (other than Stock Appreciation
               Rights identified with a share of Restricted Stock or a Performance Unit), the termination of employment is for reasons other than the Grantee's Retirement,

                   (i) Restricted Stock. The Grantee's shares of Restricted Stock (and any Stock Appreciation Rights identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment, shall be forfeited on such date. If the termination of employment occurs after the Restricted Stock becomes nonforfeitable but prior to the end of a Restricted Period, such termination shall not have any effect on any Restricted Period, unless the Committee, in its sole discretion, finds that the circumstances so warrant and determines that the Restricted Period shall end on an earlier date as determined by the Committee, and that shares held by the Company shall be paid as soon as practicable following such earlier date;

                   (ii) Options.  Any unexercised  option or Stock  Appreciation
              Right (other than a Stock Appreciation Right identified with a share of Restricted Stock or Performance Unit) to the extent exercisable on the date of the Grantee's termination of employment, may be exercised in whole or in part, not later than the 30th day following the Grantee's termination of employment; provided, however, that if such 30th day is not a business day, such option or Stock Appreciation Right may be exercised not later than the first business day following such 30th day; and provided further, that if the Grantee dies within such thirty-day period, then the exercisability of the Grantee's options and Stock Appreciation Rights shall be determined under Section 14(b).

                   (iii) Performance Units. The Grantee's Performance Units (and
              any Stock Appreciation Rights identified therewith) may become non-forfeitable and may be exercised in whole or in part, but only if and to the extent determined by the Committee in its sole discretion.

               (e) Extension of Term. In the event of termination of employment other than for Cause, the term of any Award which by its terms would otherwise expire after the Grantee's termination of employment but prior to the end of the period following the Grantee's termination of employment described in Sections (b),
               (c), and (d) above for exercise of Awards shall be extended so as to permit any unexercised portion thereof to be exercised at any time within such period to the extent exercisable on the date of the Grantee's termination of employment; provided, however, that in no event may the term of any Award expire or be exercisable more than 15 years (ten years for Incentive Stock Options) after the Grant Date of such Award.

                 15. CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, if, while any Awards remain outstanding under this Plan, a "Change in Control" (as defined below) should occur, then (1) all options and SARs that are outstanding at the time of such Change in Control shall become immediately vested and exercisable in full; (2) all restrictions with respect to shares of Restricted Stock shall lapse, and such shares shall be fully vested and nonforfeitable; and (3) with respect to Awards of Performance Units, all Performance Periods outstanding at the time of such Change in Control shall be deemed to have been completed, the maximum level of performance assigned to all Performance Percentages shall be deemed to have been attained, all applicable Restricted Periods shall lapse and a pro rata portion (based on the number of full and partial months which have elapsed with respect to each Performance Period) of each such outstanding Award for all outstanding Performance Periods shall become payable in cash to each Grantee, with the remainder of each such outstanding Award being cancelled for no value. A Change in Control shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

          (i) any person (as defined in Section 3(a)(9) of the 1934 Act, as such term is modified in Sections 13(d) and 14(d) of the 1934 Act), other than (1) any employee plan established by the Company, any Affiliate, or any Subsidiary (2) the Company, an Affiliate or Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company, its Subsidiaries or its Affiliates) representing 50% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities;

          (ii) a change in the composition of the Board such that individuals who, as of September 30, 1995, constitute the Board (including individuals deemed to be members of the Board as of September 30, 1995 by virtue of the application of this paragraph, although actually elected at a later time) cease for any reason to constitute at least a majority thereof; for purposes of this paragraph, any person who becomes a member of the Board subsequent to September 30, 1995 and whose nomination for election is approved by at least a majority of the members of the Board as of September 30, 1995 (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the members of the Board, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act) shall be deemed a member of the Board as of September 30, 1995;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate or Subsidiary, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (determined pursuant to clause (i) above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company, its Subsidiaries or its Affiliates) representing 50% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; or

          (iv) the stockholders of the Company approve a plan of liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

                 16. EQUITY INCENTIVE PLANS OF FOREIGN SUBSIDIARIES. The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Equity Incentive Plan"). All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan. Such Foreign
Equity Incentive Plans shall have such terms and provisions as the Committee permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan. Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such terms of the Foreign Equity Incentive Plans shall control.

                 17. SUBSTITUTED AWARDS. If the Committee cancels any Award (granted under this Plan or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Award is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Award; provided that (a) the Option Price of any new option shall not be less than l00% of the Fair Market Value of a share of Stock on the date of grant of the new Award; (b) no Award shall be cancelled without the consent of Grantee if the terms and conditions of the new Award to be substituted are not at least as favorable as the terms and conditions of the Award to be cancelled (and the Grant Date of the new Award shall be the date on which such new Award is granted); and (c) no Section 16 Grantee may exercise a substituted Stock
Appreciation Right or a substituted option (or substituted Performance Unit) identified with a Stock Appreciation Right within six months after the Grant Date (calculated without reference to this Section 17) of such substituted option, unless the Company shall have received an opinion of counsel for the Company or "no action" or interpretive letter from the staff of the SEC to the effect that such limitation is not necessary in order to avoid liability under
Section 16(b) of the 1934 Act.

                 18. SECURITIES LAW MATTERS.

               (a)  If  the  Committee   deems  necessary  to  comply  with  the
               Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

               (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or
               (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, non-forfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

               (c) With respect to Section 16 Grantees, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                 19. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

                 20. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans. Further, the Company or Subsidiary may at any time dismiss a Grantee from employment, free from any liability, or any claim under the plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                 21. RIGHTS AS A STOCKHOLDER. A Grantee shall not, by reason of any Award (other than Bonus Stock or Restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of Restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. The Committee, in its discretion, at the time of grant of Restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3 or otherwise reinvested. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Committee may, in its discretion, provide for crediting to and payment of interest on deferred cash dividends.

                 22. NATURE OF PAYMENTS. Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

                 23. NON-UNIFORM DETERMINATIONS. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements, as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under
Section 14, of terminations of employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

                 24. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION.

                 The Committee shall make such adjustment, as it shall deem equitable, to any or all of:

               (a)  the  aggregate  numbers  of  shares  of  Stock,   shares  of
               Restricted Stock, and bonus stock available under Sections 3(a) and 3(b);

               (b) the number of shares of Stock, shares of Restricted Stock, Stock Appreciation Rights or Performance Units covered by an Award;

               (c) the performance objectives for Performance Periods not yet completed, including performance levels and the proportion of payments related thereto;

               (d) the Option Price;

               (e) the Fair Market  Value of Stock to be used to  determine  the
               amount  of  the   benefit   payable   under   exercise  of  Stock
               Appreciation Rights or Performance Units; and

               (f) any other terms or provisions of any outstanding grants of stock otions, Restricted Stock, Performance Units or Stock Appreciation Rights:

                       to reflect a stock dividend,  stock split,  reverse stock
                      split,   share  combination,   recapitalization,   merger,
                      consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation or similar event, of or by the Company, or, if deemed appropriate, the Committee may make provisions for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that the authority to make such adjustments would cause the Plan to violate Section 422(b)(1) of the Code; and provided further, that the number of shares subject to any Award denominated in shares of Stock shall always be a whole number. Notwithstanding any part of the foregoing to the contrary, upon the approval by the stockholders of the Company of a plan of liquidation for the Company, any unexercised options, Stock Appreciation Rights, and Performance Units previously granted become exercisable, and any shares of Restricted Stock that have not become nonforfeitable shall become nonforfeitable.

                 25. AMENDMENT OF THE PLAN. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit the grant of Awards under, and transactions in Stock pursuant to, the Plan to be exempt from liability under Section 16(b) of the 1934 Act, (b) under the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, or (c) to permit the continued grant of options which qualify as Incentive Stock Options under the Plan.

                 26. TERMINATION OF THE PLAN. The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

                 27. OTHER COMPENSATION PLANS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                 28. NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

                 29. NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Subsidiary and a Grantee or any other person. To the extent that any person acquires a right to receive payments from the Company or Subsidiary pursuant to an Award, such right shall be no greater than the right of an unsecured general creditor of the Company or Subsidiary.

                 30. CONTROLLING LAW. The law of the State of Illinois, except its law with respect to choice of law and except as to matters relating to corporate law (in which case the corporate law of the State of Delaware shall control), shall be controlling in all matters relating to the Plan.

                 31. TAX LITIGATION. The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to the Plan and that the Company believes to be important to Grantees and to conduct any such contest or any litigation arising therefrom to a final decision.

                 32. SEVERABILITY. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner in which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

                 33. INDEMNIFICATION. Each person who is or at any time serves as a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the By-Laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

                 34. RELIANCE ON REPORTS. Each member of the Board and the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of, or counsel for, the Company and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Board or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

                 35.   EXPENSES.   The  Company   shall  bear  all  expenses  of
administering the Plan.

                 36. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                  AMENDMENT NO. 1 DATED AS OF JANUARY 23, 1996
                                     TO THE
         COMDISCO, INC. 1995 LONG - TERM STOCK OWNERSHIP INCENTIVE PLAN

The Board of Directors of Comdisco, Inc. hereby amends and modifies the Comdisco, Inc. 1995 Long - Term Stock Ownership Incentive Plan (hereinafter the "Plan") in accordance with the authority granted under Section 25 of the Plan. The Effective date of this Amendment shall be as of January 23, 1996.

1.       Section 4(c)(iii) shall be revised as follows:

         "to cancel, with the consent of Grantee, outstanding Awards and to grant new Awards in substitution therefor, subject to certain aggregate limitations set forth in Section 17;"

2. Section 6(d)(vi) shall be amended by inserting the following as the second sentence:

         "The Restricted Period will be at least three years, unless the Award is subject to the achievement of specified performance objectives, in which event the Restricted Period will be at least one year."

3. Section 6(g) shall be revised by modifying the last sentence to read as follows:

         "Subject to the terms of the Plan and any applicable Award Agreement, the committee shall determine the terms and conditions of such Awards and shall identify if the Award is being made in lieu of salary or cash incentive payments for any Officer or Director of the Company."

4.       Section 17 shall be amended by adding the following sentence:

         "The Committee's authority under this Section shall be limited to effect no more that 5% of the shares authorized under Section 3(a) (as may be adjusted under Section 24)."

5.       Section 25 shall be revised to read as follows:

         "The Board may from time to time in its discretion amend or modify non-material provisions of the Plan without the approval of the stockholders of the Company. Stockholder approval may be required (a) to permit the grant of Awards under Section 16(b) of the 1934 Act, (b) under listing requirements of any national securities exchange on which are listed any of the Company's equity securities, or (c) to permit the continued grant of options which qualify as Incentive Stock Options under the Plan."